SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Aberdeen Street Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PI - Client 808 - Pseudo 9L2 (674322.5)

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from:  Fidelity Investments

[Version one (initial delivery):] Subject Line:  Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line:  Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder  Meeting

[picture of Fidelity Investments and pyramid design logo appears]
[email template is framed white with text appearing in light gray areas within the frame]

(picture of a green circle & grey outline with white letters says “Vote Now!” [hyperlink picture to fidelity.com log in screen])

 [TRUST NAME]:

[FUND NAME]

[Year of shareholder meeting] Special Meeting

[shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]

Important proxy voting material is ready for your action.

  [If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year).]

 Ways to Vote

(picture of green box with white checkmark appears) Log on to your Fidelity account (hyperlink to fidelity.com log-in screen)

(picture of green box with white telephone handset appears) By Phone  [insert touch-tone voting telephone number - Broadridge [1-]877-296-4941; D.F. King [1-]800-991-5630 ]

(picture of white and grey calendar with green circle with white checkmark appears) Vote By [shareholder’s last day to vote [format can be MM/DD/YY or Month Day, Year] [Time] [AM/PM] ET]

Control Number:[shareholder’s control number appears here]

Important Materials

 [hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]]

[for a merger, hyperlink to prospectus also appears: [Prospectus]]

For holders as of [specific cutoff date to be a shareholder (format can be MM/DD/YY or Month Day, Year)]

CUSIP: [fund’s CUSIP number appears here]

MESSAGE FROM FIDELITY

If you have multiple accounts at Fidelity, you may receive multiple notifications.

Please follow the specific voting instructions contained in each email in order to vote on all of your shares.

Contact Us - We’re Here to Help
800-343-3548  |   Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)

Fidelity.com (hyperlink to fidelity.com home page)|  Privacy Policy (hyperlink to Privacy Policy on fidelity.com)  |  Terms of Use (hyperlink to Terms of Use on fidelity.com)

To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email.

You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.

Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money.

To access the document, you may need AdobeReader software (hyperlink to get.adobe.com/reader). This software is available for download at no cost. Download time varies by internet connection.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.5

Ó 2017 FMR LLC

All rights reserved.